                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                       TO TENDER SHARES OF COMMON STOCK

                                      OF

                                   IBP, INC.


                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JULY 3, 2001

                                      OF

                         LASSO ACQUISITION CORPORATION
                         A WHOLLY-OWNED SUBSIDIARY OF

                               TYSON FOODS, INC.

   This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of common stock of IBP, inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary. See
Section 4 of the Offer to Purchase.

                       THE DEPOSITARY FOR THE OFFER IS:

[LOGO] Wilmington
Trust

                  BY MAIL:               BY HAND/OVERNIGHT COURIER:
        CORPORATE TRUST REORG. SVCS.      WILMINGTON TRUST COMPANY
          WILMINGTON TRUST COMPANY   1105 NORTH MARKET STREET, 1ST FLOOR
                P O BOX 8861                WILMINGTON, DE 19801
         WILMINGTON, DE 19899-8861    ATTN: CORPORATE TRUST OPERATIONS

                                 BY FACSIMILE:
                                (302) 651-1079

                             CONFIRM BY TELEPHONE:
                                (302) 651-8869

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tenders to Lasso Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Tyson Foods, Inc., upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 3, 2001 and the related Letter of Transmittal, receipt of which is hereby acknowledged, shares of common stock, par value $0.05 per share (the "Shares"), of IBP, inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

                                                                       SIGN HERE


Certificate Numbers (if available) Signature


 [_] Check here if shares will be tendered by (Name(s)) (Please Print) Name of
             book-entry transfer                   Tendering Institution


          Number of Shares tendered                      (Address)


                Account Number                           (Zip Code)


                                              (Area Code and Telephone Number)

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three NYSE trading days of the date hereof.

        ---------------------------------------------------------------
                                (NAME OF FIRM)

        ---------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

        ---------------------------------------------------------------
                                    (NAME)

        ---------------------------------------------------------------
                                   (ADDRESS)

        ---------------------------------------------------------------
                                  (ZIP CODE)

        ---------------------------------------------------------------
                       (AREA CODE AND TELEPHONE NUMBER)

   DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEE DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Dated:      , 2001.

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